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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2005
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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          California                 0-11071                 84-0685613
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        (State or other       (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                          Identification Number)




         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.24d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.23e-4(c))



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Item 2.02.  Results of Operations and Financial Conditions

           On August 11, 2005, Image Entertainment, Inc. issued a press release announcing its financial results for its first quarter ended June 30, 2005. Following the press release, the Company held a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its first quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

           A recording of the call will be available until August 18, 2005. To access the recording, dial (888) 203-1112 and enter the confirmation code of 4970187. International participants please dial (719) 457-0820 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

           Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01.  Financial Statements and Exhibits.

(a) Exhibits.

              99.1       Press Release dated August 11, 2005

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMAGE ENTERTAINMENT, INC.


Dated:     August 11, 2005             By:  /s/ JEFF M. FRAMER
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                                            Name     Jeff M. Framer
                                            Title:   Chief Financial Officer